UNITED STATES
SECURITES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23782

California First Leasing Corporation
(Exact name of registrant as specified in charter)

5000 Birch Street, Suite 500, Newport Beach, CA 92660
(Address of principal executive offices)

Glen T. Tsuma
California First Leasing Corporation
5000 Birch Street, Suite 500
Newport Beach, CA 92660
(Name and address of agent for service)

Registrant’s telephone number, including area code: 949-255-0500

Date of fiscal year end: June 30, 2024

Date of reporting period: December 31, 2023

Item 1(a). Reports to Stockholders

California First Leasing Corporation ‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗‗

Semi-Annual Financial Report
December 31, 2023

California First Leasing Corporation, (OTCQX: CFNB, “CalFirstLease” or “Company”), headquartered in Newport Beach, California, is an internally managed non-diversified closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company continues its lease business while using equity and other investments to maximize current income and generate capital appreciation.

An investment in the Company’s common stock involves certain risks, including the risk of loss. The shares of common stock are not deposits or obligations of, or guaranteed by any federal or other government agency. A registration statement dated July 20, 2022 (the “Registration Statement”) containing additional information about the Company has been filed with the Securities and Exchange Commission (the “SEC”). Investors should carefully consider the Company’s objectives and risks detailed in the Registration Statement that may adversely affect the Company’s shareholders’ equity and stock price and may make an investment in the Company not appropriate for all investors.

Statements made in this report that are not strictly historical in nature constitute “forward-looking statements.” Forward-looking statements involve management judgment and assumptions, risks and uncertainties and include, but are not limited to, beliefs regarding investments in equity securities, swings in stock prices and the potential for significant volatility in reported net earnings and net asset value, the impact of external events on business activities and the lease portfolio, estimates of expected tax rates applicable to future periods, impact of changes in interest rates and equity and fixed income markets.  Such forward-looking statements involve known and unknown risks and uncertainties and factors that could cause actual results to differ materially include political, economic, competitive, market, regulatory and other risks. Consequently, if management assumptions prove to be incorrect or such risks or uncertainties materialize, the Company’s actual results could differ materially from the results forecast in the forward-looking statements.  All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this information to reflect events or circumstances arising after the date hereof (January 30, 2024).

As permitted by regulations adopted by the SEC, paper copies of the Company’s annual and semiannual shareholder reports will not be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Company’s website (www.calfirstlease.com), and you will be notified each time a report is posted and provided with a website link to access the report. To elect to receive all future reports on paper free of charge, please send an email request to invest@calfirstlease.com or you may call 800-460-4640.

California First Leasing Corporation	Semi-Annual Report for December 31, 2023

Overview

For the six months ended December 31, 2023, net earnings increased 211% to $10.54 million. This included a pretax gain on equity securities of $11.7 million compared to a gain on equity securities of $831,000 reported for the first six months of fiscal 2023. The return on the equity portfolio for the six-month period of 7.90% compared to the return on the S&P 500®TR Index of 8.01% for the same period.  The Company’s overall return, based on the change in net asset value, of 6.1% for the first half of fiscal 2024 includes a 46.7% decrease in lease income that offset in part the large gain on equity securities and 14.9% increase in dividend and interest income.

During the first half of fiscal 2024, the Company did not declare or pay any dividends, but it completed a tender offer to repurchase 394,069 shares, or 4.1% of CalFirstLease’s common stock outstanding. The repurchase of shares below book value contributed to a 1.3% increase in net book value per share for the six months ended December 31, 2023.

Selected Financial Data

The following table sets forth selected financial data and operating information of the Company.  The selected data should be read in conjunction with the Financial Statements and notes thereto and management's Discussion of Performance and Results of Operations contained herein.

The results discussed below represents past performance. Past performance is no guarantee of future results, and current or future performance may be lower or higher than the data included here. The Company’s periodic earnings can fluctuate widely due to including gains and losses on equity securities, including unrealized amounts, that are determined based on stock prices on the last day of a fiscal period.

(in thousands, except per share data)	Three Months		Six Months
	Ended December 31,		Ended December 31,
	2023	2022	2023	2022
Dividend Income	$891	$854	$1,848	$1,780
Interest Income	489	442	1,001	700
Net realized gain (loss) on securities	-	(610)	(256)	(2,031)
Net unrealized securities gain (loss)	11,591	13,406	12,001	2,862
Investment Income	12,971	14,092	14,593	3,311
Finance and loan income, net	247	334	523	730
Release of reserves	-	100	80	100
Other lease income	348	1,094	609	1,444
Lease Income	595	1,529	1,213	2,274
Investment and Lease Income	13,566	15,621	15,806	5,585
Total Expenses	717	670	1,376	1,358
Income taxes	3,569	3,129	3,895	842
Net Income	$9,280	$11,821	$10,535	$3,384

Net Asset Value, beginning of period	$22.74	$19.78	$22.61	$20.60
Net income	0.97	1.16	1.09	0.33
Dividends paid	-	-	-	-
Net gain on share repurchase	0.28	0.28	0.29	0.29
Net Asset Value, end of period	$23.99	$21.22	$23.99	$21.22

Weighted Number of shares outstanding	9,584	10,177	9,643	10,230
Shares outstanding, end of period	9,309	9,703	9,309	9,703

Total return
CFNB, based on NAV	5.52%	7.28%	6.10%	3.01%
S&P 500 (TR) Index	11.73%	7.38%	8.01%	2.42%

(1)

Total return for the Company is an after-tax amount. The S&P 500 (TR)”), an unmanaged benchmark of large U.S. corporations, assumes reinvestment of all distributions, and includes capital gains and distributions in the return calculation but does not include a deduction for expenses or taxes. It is not possible to invest directly in an index.

California First Leasing Corporation	Semi-Annual Report for December 31, 2023

The chart above illustrates the value of $10,000 invested in the Company’s stock in comparison to the performance of the S&P 500(TR)® (“S&P 500”), an unmanaged index that covers 500 leading companies that approximate 80% of the available market capitalization. Results for the Company are an after-tax amount. The S&P index is an unmanaged benchmark that assumes reinvestment of all distributions and includes capital gains and distributions in the calculation, but does not include a deduction for expenses or taxes. It is not possible to invest directly in an index.  Performance data shown represents past performance and is no guarantee of future results.

Discussion of Performance and Results of Operations

The Company’s operating results are comprised of two primary components:

•         Investment income includes current income from dividends on equity securities, realized and unrealized gains or losses in the value of the securities, and interest earned on short-term treasury securities and money market balances.

• Lease income includes direct finance and interest income earned from leases and loans, as well as other income from sales of leased property, sales of leases and operating lease income.

Investment Operations

The Company focuses on investing in fair or under-valued public companies that we expect to generate excess cash flow that can be reinvested at attractive rates of return to continue substantial growth or be returned to shareholders via share repurchases or dividends. A high percentage of the equity portfolio generally is invested in U.S. large capitalization equities. From time to time, the Company may retain a significant amount of funds in short-term liquid investments in order to take advantage of investment or lease opportunities as they arise. The Company does not specialize in any specific industry, but may hold large positions in certain sectors that it believes offer the opportunity for long-term returns but may underperform in certain market environments.

Allocation of Securities *	12/31/2023		6/30/2023
($ in 000's)
US Large Cap Equities	$132,534	61.1%	$124,253	60.5%
US Mid Cap Equities	37,323	17.2%	26,164	12.7%
US Small Cap Equities	8,470	3.9%	6,002	2.9%
Developed Markets, Non-US	5,858	2.7%	5,542	2.7%
Income fund	3,318	1.5%	1,004	0.5%
Emerging Market Equities	632	0.3%	688	0.3%
Equity securities	$188,135	86.7%	$163,653	79.7%
Money market funds	16,482	7.6%	11,928	5.8%
US Treasury Bills	12,343	5.7%	29,746	14.5%
Fixed Income securities	28,825	13.3%	41,674	20.3%
Investment securities	$216,960	100.0%	$205,327	100.0%

* Equity securities classification based on information from Wells Fargo Advisor

Prices of U.S. stocks, including mid-cap value-oriented shares, took off in November and December 2023 following.  signals from the Federal Reserve that disinflationary trends were sufficient to support monetary easing in 2024 and led to a decline in U.S. Treasury yields. Subsequent data on cooling inflation, better consumer sentiment, enthusiasm for artificial intelligence developments, signs of a stable U.S. economy, and better than expected corporate earnings announced in the fourth quarter provided a further boost to equity markets, with nearly all major benchmarks reporting

California First Leasing Corporation	Semi-Annual Report for December 31, 2023

double-digit returns for the December 2023 quarter. And while the performance of large capitalization technology companies dominated return data, following sluggish results for most of the year, smaller-cap stocks finally surged late in the year and outpaced large-caps on a broad-based basis.

The Company’s equity portfolio at December 31, 2023 consisted of common stock holdings in 39 public companies, all with readily available stock prices, compared to 37 public companies at June 30, 2023.  The top 5 equity holdings account for 35% of the portfolio and 29% of net assets, while strength in 7 semiconductor related stocks increased their representation to 22.3% of net assets at December 31, 2023 from 18.2% at June 30, 2023.  This is due to in most part to the strong performance of those investments. The distribution of the Company’s equity securities across four segments at December 31, 2023 and the comparative gains or losses by group is summarized below:

(in thousands)		Unrealized
	Cost Basis	Gains	(Losses)	Fair Value
as of December 31, 2023
Commercial / Industrial	$88,589	$34,315	$(1,632)	$121,272
Consumer	27,032	1,616	(5,149)	23,499
Financial	22,409	4,553	(919)	26,043
Healthcare	14,983	3,035	(697)	17,321
	$153,013	$43,519	$(8,397)	$188,135

The Company’s portfolio participated in the stock market resurgence in the December quarter. After reporting a small net gain during the September 2023 quarter, by the end of December 2023 the Company’s equity securities increased substantially and produced a 7.2% return for the quarter ended December 31, 2023 and a 7.9% return for the first six months of fiscal 2024. This compared to a 11.7% all-in return on the benchmark S&P 500®TR Index for the quarter ended December 31, 2023 and 8.01% for the six-month period.

The equity portfolio’s recent performance reflects holdings in technology companies benefiting from AI enthusiasm, including Alphabet (parent of Google), semiconductor related Micron Technology, Applied Materials, Qualcomm and Advanced Micro Devices, and social networking service provider Meta Platforms. Other contribution came from the recovery in the interest-sensitive financial sector, led by Goldman Sachs, and  industrial based Cleveland-Cliffs and Consolidated Energy. In contrast, results were negatively impacted by the meaningful decline in the price of oil and our overweight position in energy stocks, dominated by Exxon Mobil at 8.5% of the equity portfolio at December 31, 2023. Other detractors to performance were Bristol Myers Squibb whose shares have declined 20% in the last six months, and the loss taken on the sale of Ford Motor during the first quarter.

During the first six months of fiscal 2024, the Company invested $20.7 million in 13 existing holdings and 3 new positions. It also sold 2 positions for $7.9 million during the first quarter, realizing a net loss of $256,342.

Ten Largest Equity Holdings at December 31, 2023 as a percent of net assts:

Applied Materials	7.40%
Exxon Mobil	7.20%
Alphabet Inc.	6.57%
Cigna Corp New	4.12%
Goldman Sachs	4.01%
Qualcomm Inc	3.80%
Marvell Technology Inc	3.32%
Ovintiv Inc.	3.14%
Micron Technology Inc	3.11%
Bristol Myers Squibb	3.05%

Interest and Dividend Income

A key component of the Company’s strategy is to generate current income through dividends in addition to the opportunity to realize investment returns from appreciation in stock values. Of the 39 stock positions held at December 31, 2023, 28 pay a dividend and account for 77% of the fair value of equity securities at December 31, 2023. In addition, with the increase in interest rates, income from money market and U.S. Treasury Bills are a more meaningful contributor to income.

Total dividend and interest income for the six months ending December 31, 2022 increased 15% to $2.85 million as interest income increased significantly on a 240 basis points increase in yield to 5.31% that offset a 21.2% decrease in average cash and equivalent balances. Dividend income increased 3.8% to $1.85 million on a 21.1% increase in average equity balances that reduced the average yield to 2.12% from 2.47% the prior year.

California First Leasing Corporation	Semi-Annual Report for December 31, 2023

The following table presents the Company’s average balances and yields earned on investments for the periods shown:

	Six months ended			Six months ended
	December 31, 2023			December 31, 2022
	Average			Average
($ in thousands)	Balance	Income	Yield	Balance	Income	Yield
Bank deposits	$913	$6	1.31%	$1,415	$2	0.28%
Money market funds	11,579	309	5.35%	44,131	637	2.89%
Treasury securities	25,756	686	5.33%	2,989	61	4.08%
Equity securities	174,734	1,848	2.12%	144,237	1,780	2.47%
	$212,982	$2,849	2.68%	$192,772	$2,480	2.57%

Lease Operations

Lease bookings of $1.6 million for the first six months of fiscal 2024 were down from $6.9 million for the first six months of fiscal 2023. Lease originations in fiscal 2024 have been minimal, leaving a backlog of approved lease commitments of $3.3 million at December 31, 2023, down from $4.2 million at June 30, 2023.  Transactions in process of $688,000 at December 31, 2023 are down from $729,000 at June 30, 2023.

Finance and loan income of $523,000 for the first six months of fiscal 2024 was down 28% due to a 27.6% decrease in average balances to $15.1 million and a 7-basis point decrease in the average yield to 6.95%.   The following table presents the Company’s average lease and loan balances, income and related yields earned on an annualized basis.

	Six months ended			Six months ended
	December 31, 2023			December 31, 2022
	Average			Average
($ in thousands)	Balance	Income	Yield	Balance	Income	Yield

Commercial loans	$2,001	$48	4.80%	$3,144	$73	4.64%
Net investment in leases	13,059	475	7.27%	17,658	657	7.44%
Lease and loan assets	$15,060	$523	6.95%	$20,802	$730	7.02%

Other Lease Income – Other lease income of $689,300 for the six months ended December 31, 2023 reflected flat sales of leased property and operating lease income, but was down 55.4% in comparison to prior year period that included a $906,200 recovery.

Operating Expenses

The Company’s operating expenses for the six months ended December 31, 2023 increased by 1.3% to $1.38 million compared to $1.36 million the year before. The increase in fiscal 2024 included an 8.0% increase in compensation and benefit costs offset by a 19.1% reduction in other general and administrative expenses.

Income Taxes

The Company’s effective income tax rate varies between periods due to changes in the mix of pre-tax earnings and the magnitude of gains or losses from equity securities included in earnings. For the first six months ending December 31, 2023, the tax provision of $3.9 million included a provision accrued at an effective tax rate of 19.9% on pretax earnings of $2.7 million excluding the equity securities gain, and a provision accrued at 28.6% on the net equity security gain of $11.75 million. The effective tax rate reflects the benefit the Company receives from the dividends received exclusion. The equity gain for the first six months of fiscal 2024 included net realized taxable losses of $256,000 on the sale of equity securities in the period, and unrealized gains of $12.0 million.

The components of earnings and taxes are summarized as follows:

	Six months ended Dec. 31,
(dollars in thousands)	2023	2022
Pretax earnings excluding securities gain	$2,686	$3,395
Gain on securities	11,745	831
Pretax earnings	14,430	4,226
Income tax expense excluding securities gain	535	618
Income tax expense (benefit) on securities gain	3,360	224
Net tax expense	3,895	842
Net earnings excluding equity gain	2,151	2,777
Net equity portfolio gain	8,385	607
Net earnings	$10,535	$3,384

California First Leasing Corporation	Semi-Annual Report for December 31, 2023

STATEMENT OF INVESTMENTS - December 31, 2023
(Unaudited )

Industry-- Percent of Net Assets	Company	Shares	Market Value

Common Stocks-- 84.23%
Auto & Truck Dealerships-- 1.44%	Lithia Mtrs Inc	9,779	$3,220,029
Auto Parts-- 1.10%	Allison Transmission	42,290	2,459,164

Banks - Diversified-- 4.45%	Bank of America Corporation	117,500	3,956,225
	JP Morgan Chase & Co	4,380	745,038
	Wells Fargo & Co	106,400	5,237,008
			9,938,271

Capital Markets-- 4.01%	Goldman Sachs	23,200	8,949,864

Credit Services-- 1.59%	Credit Acceptance Corp (1)	1,220	649,931
	PayPal Holdings Inc (1)	47,100	2,892,411
			3,542,342

Drug Manufacturers-- 3.05%	Bristol Myers Squibb	132,800	6,813,968
Entertainment-- 0.58%	Netflix.com Inc. (1)	2,650	1,290,232
Financial-- 0.28%	Pimco Muni Income Fund III	85,459	631,542
Footwear & Accessories-- 0.44%	On Holding AG (1)	36,200	976,314

Healthcare Plans-- 4.70%	Cigna Corp New	30,710	9,196,110
	United Health Group	2,489	1,310,384
			10,506,493

Insurance - Diversified-- 0.54%	Berkshire Hathaway Inc (1)	3,364	1,199,804
Insurance - Reinsurance-- 0.80%	Everest Group LTD	5,040	1,782,043

Internet Content & Information-- 9.90%	Alphabet Inc. (1)	105,100	14,681,419
	Match Group Inc (1)	68,500	2,500,250
	Meta Platforms Inc (1)	13,907	4,922,522
			22,104,191

Internet Retail-- 0.17%	Alibaba Grp Hldg	4,900	379,799
Oil & Gas E & P-- 3.14%	Ovintiv Inc.	159,925	7,023,906
Oil & Gas Equipment & Services-- 3.01%	Schlumberger LTD	129,000	6,713,160
Oil & Gas Integrated-- 7.20%	Exxon Mobil	160,800	16,076,784
Scientific & Technical Instruments-- 0.83%	Sensata Technologies	49,350	1,854,080

Semiconductor Equipment & Materials-- 8.32%	Applied Materials	102,000	16,531,140
	Teradyne Incorporated	19,000	2,061,880
			18,593,020

Semiconductors-- 13.99%	Advanced Micro Devices Inc. (1)	37,100	5,468,911
	Marvell Technology Inc	123,000	7,418,130
	Micron Technology Inc	81,300	6,938,142
	Qualcomm Inc	58,650	8,482,550
	Taiwan Semiconductor Co	28,250	2,938,000
			31,245,733

Specialty Business Services-- 2.03%	Global Payments Inc.	35,650	4,527,550
Specialty Chemicals-- 2.76%	Dupont De Nemours	53,940	4,149,604
Specialty Chemicals-- 0.90%	Intl Flavors & Fragrance	24,750	2,004,008
			6,153,612

Steel-- 2.19%	Cleveland-Cliffs Inc. (1)	239,000	4,880,380

California First Leasing Corporation	Semi-Annual Report for December 31, 2023

Industry-- Percent of Net Assets	Company	Shares	Market Value

Therrmal Coal-- 0.96%	Consol Energy Inc	11,777	4,577,484
	Verizon Communications	173,750	6,550,375
			11,127,859

Thermal Coal-- 0.96%	Consol Energy Inc	21,300	2,141,289
Tobacco-- 1.79%	British American Tobacco	136,700	4,003,943

	Total-Equity Securities		$188,135,371

Short-term Investments-- 13.41%
Bank Deposit-- 0.50%	Liberty Bank, N.A.		1,127,397
U.S. Treasuries-- 5.53%	U.S. Treasury Bills (5.30%)*		12,343,117
Money Market Mutual Funds-- 7.38%	JP Morgan Prim MMkt (5.46%)**		10,908,706
	State Street Inst Liquid Rsrv (5.49%)**		2,504,265
	Goldman FSQ Money Market (5.37%)**		3,069,361

	Total Short-term Investments		$29,952,846

Total Equity Securities & Short-term Investments-- 97.64%			$218,088,217

Net Assets at December 31, 2023			$223,349,024
(1) Non-income producing security
* Weighted average yield to maturity for bills maturing from 01/23/24 to 02/13/24
** Rate is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Semi-Annual Report for December 31, 2023

STATEMENTS OF ASSETS, LIABILITIES AND STOCKHOLDERS’ EQUITY
(in thousands, except share amounts)

	December 31,	June 30,
	2023	2023
	(unaudited)
ASSETS

Cash and due from banks	$1,128	$1,391
Money-market mutual funds	16,482	11,928
U.S. Treasury bills	12,343	29,746
Cash and cash equivalents	29,953	43,065

Equity securities	188,135	163,653
Property acquired for transactions-in-process	688	729
Leases and loans:
Net investment in leases	11,317	16,994
Commercial loans	1,942	2,077
Allowance for credit losses	(121)	(201)
Net investment in leases and loans	13,138	18,870

Property on operating leases	706	553
Income tax receivable	402	265
Other assets	262	303
Total Assets	$233,284	$227,438

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Accounts payable	$79	$1,679
Accrued liabilities	559	592
Lease deposits	79	51
Deferred income taxes, net	9,218	5,736
	9,935	8,058

Commitments and contingencies	-	-

Stockholders' equity:
Preferred stock; 2,500,000 shares authorized; none issued	-	-
Common stock; $.01 par value; 20,000,000 shares authorized; 9,309,387 at
December 31, 2023 and 9,703,456 at June 30, 2023 issued and outstanding	93	97
Additional paid in capital	1,625	1,694
Retained earnings	221,631	217,589
Total Stockholders’ Equity	223,349	219,380
Total Liabilities and Stockholders’ Equity	$233,284	$227,438

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Semi-Annual Report for December 31, 2023

STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(Unaudited)

	Six Months Ended
	December 31,		Percent
	2023	2022	Change
Investment income
Dividend income	$1,848	$1,780	3.8%
Interest income	1,001	700	43.0%
Gain on equity securities	11,745	831	1,313.4%
Total investment income	14,594	3,311	340.8%

Lease income
Finance and loan income	523	730	(28.4)%
Release of (provision for) reserves for credit losses	80	100	(20.0)%
Operating and sales-type leases	551	437	26.1%
Gain on sale of leases, loans and leased property	24	106	(77.4)%
Other fee income	34	901	(96.2)%
Total lease income	1,212	2,274	(46.7)%

Operating expenses
Compensation and employee benefits	992	918	8.1%
Director fees	72	72	0.0%
Occupancy	58	54	7.4%
Other general and administrative	254	314	(19.1)%
Total operating expenses	1,376	1,358	1.3%

Earnings before income taxes	14,430	4,227	241.4%

Income taxes	3,895	842	362.6%

Net earnings	$10,535	$3,385	211.2%

Basic earnings per common share	$1.09	$0.33	230.2%

Weighted average common shares outstanding	9,643	10,230

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Semi-Annual Report for December 31, 2023

STATEMENT OF STOCKHOLDERS' EQUITY
(Unaudited, in thousands, except share amounts)

			Additional
			Paid in	Retained
	Shares	Amount	Capital	Earnings	Total
Six months ended December 31, 2022

Balance, June 30, 2022	10,284,139	$103	$2,314	$209,463	$211,880

Net earnings	-	-	-	3,385	3,385

Shares repurchased	(580,683)	(6)	(620)	(8,736)	(9,362)

Balance, December 31, 2022	9,703,456	$97	$1,694	$204,112	$205,903

Six months ended December 31, 2023

Balance, June 30, 2023	9,703,456	$97	$1,694	$217,589	$219,380

Net earnings	-	-	-	10,535	10,535

Shares repurchased	(394,069)	(4)	(69)	(6,493)	(6,566)

Balance, December 31, 2023	9,309,387	$93	$1,625	$221,631	$223,349

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Semi-Annual Report for December 31, 2023

STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Six months ended
	December 31,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Earnings	$10,535	$3,385
Adjustments to reconcile net earnings to cash flows
provided by (used for) operating activities:
(Release of) provision for credit losses	(80)	(100)
Depreciation and net amortization	42	20
Loss (gain) on sale of leased property and sales-type lease income	5	(37)
Gain on equity securities, net	(11,745)	(831)
Deferred income taxes, including income taxes payable	3,482	915
Increase in income taxes receivable	(137)	(13)
Net (decrease) increase in accounts payable and accrued liabilities	(33)	78
Other, net	(144)	(1,045)
Net cash provided by operating activities	1,925	2,372

CASH FLOWS FROM INVESTING ACTIVITIES:
Investment in leases, loans and transactions in process	(3,059)	(2,560)
Payments received on lease receivables and loans	4,908	9,396
Proceeds from sales of leased property and sales-type leases	215	862
Proceeds from sales and assignments of leases	2,197	-
Purchase of equity securities	(20,675)	(20,752)
Proceeds from sale of equity securities	7,938	9,306
Net decrease (increase) in other assets	5	(17)
Net cash used for investing activities	(8,471)	(3,765)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments to repurchase common stock	(6,566)	(9,362)
Net cash used for financing activities	(6,566)	(9,362)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(13,112)	(10,755)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	43,065	53,808
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$29,953	$43,053

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Decrease in lease rentals assigned to lenders and
related non-recourse debt	$-	$(357)
Income tax paid (refunds received), net	$550	$(60)

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Semi-Annual Report for December 31, 2023

Financial Highlights
(Unaudited)

	Six Months Ended December 31,
	2023	2022
Per Share Operating Performance
Net Asset Value, beginning of period	$22.61	$20.60
Net income	1.09	0.33
Less: Dividends paid	-	-
Net gain on share repurchase	0.29	0.29
Net Asset Value, end of period	$23.99	$21.22

Market price, end of period	$16.75	$16.15

Return to Shareholders (1)
Based on net book value	6.10%	3.00%
Based on market price	16.72%	-7.18%

Ratios, Supplemental Data
Expenses per share	$0.14	$0.13
Expenses plus taxes per share	$0.55	$0.22
Average Book Value per share	$22.95	$20.86
Expenses to Average Book Value (2)	1.24%	1.27%
Net income to Average Book Value	4.76%	1.59%

(1)

Return on market price assumes a purchase on the first day and sale on the last day of each period reported. Dividends and distributions are assumed to be reinvested. Total return on book value uses the same methodology, using book value for the beginning and ending values, and dividend reinvestment at the closing price on the day of distribution. Returns for periods of less than one year are not annualized.

(2)	Expense ratio is annualized.

The accompanying notes are an integral part of these financial statements.

California First Leasing Corporation	Semi-Annual Report for December 31, 2023

NOTES TO FINANCIAL STATEMENTS

Note 1 – Basis of Presentation

The accompanying unaudited financial statements of California First Leasing Corporation, (“CFNB” or the “Company”), have been prepared in accordance with U.S. generally accepted accounting principles for interim financial information and do not include all of the information and footnotes required for complete financial statements. These financial statements should be read in conjunction with the financial statements and notes thereto included in the Annual report on Form N-CSR for the year ended June 30, 2023.

In the opinion of management, the unaudited financial statements contain all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of investments as of December 31, 2023 and the related statements of operations, stockholders’ equity and cash flows for the periods presented. The results of operations for the three and six-month periods ended December 31, 2023 are not necessarily indicative of the results of operations to be expected for the entire fiscal year ending June 30, 2024. Certain reclassifications have been made to the fiscal 2023 financial statements to conform to the presentation of the fiscal 2024 financial statements.

Note 2 –Fair Value Measurement:

ASC Topic 820: “Fair Value Measurements and Disclosures” defines fair value as the price that would be received in an orderly transaction between market participants in the principal or most advantageous market. ASC Topic 820 establishes a three-tiered value hierarchy that prioritizes inputs that are observable in the market and requires the maximum use of observable inputs and minimum use of unobservable inputs.  The three levels of inputs are defined as follows:

•	Level 1 - Valuation is based upon unadjusted quoted prices for identical instruments traded in active markets;
•

Level 2 - Valuation is based upon significant observable inputs, for example quoted prices for similar instruments in active markets, or quoted prices for identical instruments in markets that are not active;

•

Level 3 - Valuation is generated from model-based techniques that use inputs not observable in the market and based on the entity’s own judgment.  Level 3 valuation techniques could include the use of option pricing models, discounted cash flow models and similar techniques that rely on assumptions that market participants would use in pricing the asset or liability.

ASC 820 applies whenever other accounting pronouncements require presentation of fair value measurements, but does not change existing guidance as to whether or not an instrument is carried at fair value.  As such, ASC 820 does not apply to the Company’s investment in leases.

The value of deposits with banks and short-term treasury securities, because of their short-term nature, approximate fair value and are classified as Level 1. Equity securities, money market funds and the income fund are reported utilizing Level 1 inputs by reference to the market closing or last trade price. In the unlikely event that no trade occurred on the applicable date, an indicative bid or the last trade most proximate to the applicable date would be used (Level 2 input). Changes in markets, economic conditions or the Company valuation model may require the transfer of financial instruments from one level to another. Such transfer, if any, would be recorded at the fair value as of the beginning of the period in which the transfer occurred. The Company has had no transfers in fiscal 2023 and 2024.

The following table summarizes the Company’s assets, which are measured at fair value on a recurring basis as of December 31, 2023 and June 30, 2023:

		Quoted Price in		Significant
		Active Markets for	Significant Other	Unobservable
(in thousands)	Total	Identical Assets	Observable Inputs	Inputs
Description of Assets / Liabilities	Fair Value	(Level 1)	(Level 2)	(Level 3)
	(in thousands)
As of December 31, 2023
Equity securities	$188,135	$188,135	$-	$-
Money-market accounts	16,482	16,482	-	-
U.S. Treasury bills	12,343	-	12,343	-
Bank deposits	1,128	1,128	-	-
	$218,088	$205,745	$12,343	$-

California First Leasing Corporation	Semi-Annual Report for December 31, 2023

		Quoted Price in		Significant
		Active Markets for	Significant Other	Unobservable
(in thousands)	Total	Identical Assets	Observable Inputs	Inputs
Description of Assets / Liabilities	Fair Value	(Level 1)	(Level 2)	(Level 3)
	(in thousands)
As of June 30, 2023
Equity securities	$163,653	$163,653	$-	$-
Money-market accounts	11,928	11,928	-	-
U.S. Treasury bills	29,746	-	29,746	-
Bank deposits	1,391	1,391	-	-
	$206,718	$176,972	$-	$-

The Company’s loans are not accounted for or carried at fair value, but in accordance with the fair value disclosure requirements of ASC 825-50, the estimated fair value of the loans as of December 31, 2023 and June 30, 2023 is calculated based on discounted cash flow analyses using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality, and are classified as Level 3 in the fair value hierarchy.  Loan fair values are based on an exit value and have been adjusted for credit risk.

	December 31, 2023		June 30, 2023
	Carrying	Estimated	Carrying	Estimated
(in thousands)	Amount	Fair Value	Amount	Fair Value
Commercial loans	$1,922	$1,919	$2,057	$1,949

These fair value estimates are based on relevant market information and data however, given there are no active market or observable market transactions, Company estimates of fair values are subjective in nature, involve uncertainties and cannot be determined with precision.  Changes in assumptions could significantly affect the estimated values.

Note 3 – Investment Transactions and Compensation:

For the six months ended December 31, 2023, purchases and sales of investments, excluding short-term investments, were $20,674,944 and $7,937,516, respectively.

The aggregate remuneration paid to all officers and directors during the six months ended December 31, 2023 was $752,130 and $72,000, respectively.

Note 4 – Leases:

The Company's net investment in leases consists of the following:

	December 31,	June 30,
(in thousands)	2023	2023
Minimum lease payments receivable	$12,337	$18,386
Estimated residual value	166	363
Less unearned income	(1,186)	(1,755)
Net investment in leases before allowances	11,317	16,994
Less allowance for lease losses	(101)	(181)
Net investment in leases	$11,216	$16,813

The minimum lease payments receivable and estimated residual value are discounted using the internal rate of return method related to each specific lease.

Note 5 – Commercial Loans:

Commercial loans consist of the following:

	December 31,	June 30,
(in thousands)	2023	2023
Commercial real estate loan	$1,758	$1,863
Commercial term loan participation	189	223
Total commercial loans	1,947	2,086
Less unearned income and discounts	(5)	(9)
Less allowance for loan losses	(20)	(20)
Net commercial loans	$1,922	$2,057

California First Leasing Corporation	Semi-Annual Report for December 31, 2023

Note 6 – Allowance for Credit Losses:

The allowance for credit losses includes amounts to cover losses related to the net investment in leases, commercial loans, and transactions-in-process.  A summary of the allocation of the allowance for credit losses and selected statistics is as follows:

	Six months ended December 31
(dollars in thousands)	2023	2022
Allowance for credit losses at beginning of period	$201	$361
Charge-off of leases	-	-
Provision for (release of) reserves for credit losses	(80)	(100)
Allowance for credit losses at end of period	$121	$261
Allowance for credit losses as percent of net
investment in leases and loans before allowances	0.91%	1.22%

Note 7 – Credit Quality of Financing Receivables:

The following tables provide information related to “financing receivables” as defined under Topic 310, Receivables.   “Financing receivables” include direct finance and sales-type leases and all commercial loans, but does not include operating leases and transactions in process.   The portfolio is disaggregated into two segments of leases and loans and four classes: 1) commercial leases, 2) education, government and non-profit (“EGNP”) leases, 3) commercial and industrial loans and 4) commercial real estate loans.  Relevant risk characteristics generally include the nature of the borrower, structure of the transaction and collateral type. The Company classifies all credits under regulatory models that rate as “pass”, “special mention”, “substandard”, or “doubtful” and reflect an assessment of the ability of the credit to service the obligation based on current financial position, historical payment experience, and collateral adequacy, among other factors. The Company uses the following definitions for risk ratings:

Pass – Credits of the highest quality with positive primary repayment source but may have characteristics that are of higher than average risk.

Special Mention – Have a potential weakness that if left uncorrected may result in deterioration of the repayment prospects for the lease or loan or of the Company’s credit position at some future date.

Substandard – Are inadequately protected by the paying capacity of the obligor or of the collateral, if any. Credits have a well-defined weakness that jeopardize the liquidation of the debt or indicate the distinct possibility that the Company will sustain some loss if the deficiencies are not corrected.

Doubtful – Based on current information and events, collection of all amounts due according to the contractual terms of the lease or loan agreement is considered highly questionable and improbable.

The risk classification of financing receivables by portfolio class is as follows:

			Commercial	Commercial	Total
(in thousands)	Commercial	EGNP	& Industrial	Real Estate	Financing
	Leases	Leases	Loans	Loans	Receivable
As of December 31, 2023:
Pass	$1,421	$9,104	$184	$1,758	$12,467
Special Mention	792	-	-	-	792
Substandard	-	-	-	-	-
Doubtful	-	-	-	-	-
	$2,213	$9,104	$184	$1,758	$13,259

The accrual of interest income on leases and loans will be discontinued when the customer becomes ninety days or more past due on its lease or loan payments, unless the Company believes the investment is otherwise recoverable.  Leases and loans may be placed on non-accrual earlier if the Company has significant doubt about the ability of the customer to meet its lease or loan obligations, as evidenced by consistent delinquency, deterioration in financial condition or other relevant factors. Payments received while on non-accrual are applied to reduce the Company’s recorded value.

There were no past due credits at December 31, 2023 or June 30, 2023, and no increase in non-performing assets during either period.

California First Leasing Corporation	Semi-Annual Report for December 31, 2023

Other Information

Privacy Policy

The Company has systems in place to safeguard shareholder privacy, with access to all information limited to a need to know basis. Through our transfer agent, Computershare Trust Company, the Company has access to nonpublic shareholder information such as name, address, tax identification number and the shares held that is used to send annual reports, proxy statements, tax statements or other information required by law. This information is not shared with any non-affiliated third party except pursuant to contracts to perform transaction processing, servicing or maintaining shareholder accounts. These companies are required to protect information and use it solely for the purpose for which they received it.

Proxy Voting Policies and Procedures

The policies and procedures to determine how to vote proxies relating to the securities portfolio is available without charge by contacting investor relations at California First Leasing Corporation, 5000 Birch Street, Suite 500, Newport Beach, CA 92660; by email at invest@calfirstlease.com; or on the Securities and Exchange Commission’s website at www.sec.gov. The Company’s report on its proxy voting record for the twelve-month period ended June 30, 2023 is available without charge by email request at invest@calfirstlease.com; or is available on the SEC’s website at www.sec.gov.

Quarterly Portfolio Information

The Company files its complete schedule of investments with the SEC for the first and the third quarter of each fiscal year on Form N-PORT beginning in the third calendar quarter of 2022. The Company’s Form N-PORT filing for September 30, 2023 is available on the SEC’s website at www.sec.gov.

Annual Meeting of Shareholders
The annual meeting of shareholders of the Company was held on January 31, 2024. At the meeting, all of the directors of the Company were reelected by the following vote of the holders of Common Stock:

	Votes For	% Votes Cast	Votes Withheld

Patrick E. Paddon	6,693,849	96.04%	276,283
Glen T. Tsuma	6,693,849	96.04%	276,283
Michael H. Lowry	6,734,953	96.63%	235,179
Harris Ravine	6,743,361	96.75%	226,771
Danilo Cacciamatta	6,743,372	96.75%	226,760
Robert W. Kelley	6,745,412	96.78%	224,720

Transfer Agent
Computershare Inc. serves as transfer agent and registrar with respect to Shares of the Company.

Independent Auditors
Eide Bailly, LLP serves as the independent registered public accounting firm to the Company.

(b) Not applicable

Item 2. Code of Ethics The information required by this Item is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert
The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant fees and Services
The information required by this Item is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrants. Not applicable insofar as the Company is not a listed issuer under the Securities Exchange Act of 1934, as amended.

Item 6. Investments.
(a) Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.
(b) Not applicable.

California First Leasing Corporation	Semi-Annual Report for December 31, 2023

Item 7. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies.
The information required by this Item is only required in an annual report on this Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
The information required by this Item is only required in an annual report on this Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable insofar as the Company’s shares are not registered pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since such procedures were last described in the Company’s proxy statement dated December 20, 2023.

Item 11. Controls and Procedures.

a)    The Principal Executive Officer and Principal Financial Officer of the Company have concluded that the Company’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Act are effective as of a date within 90 days of the filing date of this report based on their evaluation of the Disclosure Controls and Procedures.

b)    There have been no changes in the Company’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during period covered by this report that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

Item 13. Exhibits.
(a) (1) The information required by this Item is only required in an annual report on this Form N-CSR.
(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act is attached hereto.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

California First Leasing Corporation

By:	/s/ Patrick E. Paddon
Patrick E. Paddon
Chairman and Chief Executive Officer
February 2, 2024

By:	/s/ S. Leslie Jewett
S. Leslie Jewett
Chief Financial Officer
February 2, 2024